                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 30, 2002
                        (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2002, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2002-1, Mortgage Pass-Through
                         Certificates, Series 2002-1).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                     333-63806                   75-2808384
 (State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

           4000 Horizon Way
             Irving, Texas                                          75063
  (Address of Principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.       Other Events.
              ------------

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-63806) filed with the Securities and Exchange Commission (the "Commission") on June 25, 2001, as amended by Amendment No. 1 thereto filed with the Commission on August 14, 2001, (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on January 29, 2002, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2002-1 (the "Offered Securities").

         On January 30, 2002, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in a pool of conventional, fixed and adjustable rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans"). The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of January 1, 2002 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, First Horizon Home Loan Corporation ("FHHLC"), as Seller and Master Servicer, First Tennessee Bank National Association, as Purchaser, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 10.1.
                                         ------------

         The Offered Securities, having an aggregate principal balance of approximately $597,049,100 have been sold by the Registrant to (i) First Tennessee Bank National Association ("FTBNA") pursuant to an Underwriting Agreement dated as of July 24, 2001 (the "FTBNA Underwriting Agreement"), as supplemented by a Terms Agreement dated as of January 24, 2001, each by and among FTBNA, the Registrant and FHHLC and (ii) Salomon Smith Barney Inc. ("SSB") pursuant to an Underwriting Agreement dated as of December 20, 2001 (the "SSB Underwriting Agreement"), as supplemented by a Terms Agreement dated as of January 24, 2002, each among SSB, the Registrant and FHHLC. The FTBNA Underwriting Agreement and the SSB Underwriting Agreement have been previously filed with the Commission and are incorporated herein by reference as Exhibit
                                                                      -------
1.1 and Exhibit 1.2, respectively.
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                                      -2-

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Item 7.       Financial Statements and Exhibits.
              ---------------------------------

         (c)  Exhibits

              Exhibit No.     Description
              ----------      -----------

                     1.1 FTBNA Underwriting Agreement dated as of July 24, 2001, by and among FTBNA, the Registrant and FHHLC *

                     1.1 SSB Underwriting Agreement dated as of December 20, 2001, by and among SSB, the Registrant and FHHLC **

                     10.1 Pooling and Servicing Agreement dated as of January 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, First Tennessee Bank National Association, as Purchaser, and The Bank of New York, as Trustee



           *    Previously filed with the Commission on August 24, 2001, as
                Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-74467)

           **   Previously filed with the Commission on January 7, 2002, as
                Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-63806)

                                      -3-

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                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIRST HORIZON ASSET SECURITIES INC.



February 2, 2002           By:  /s/ Wade Walker
                               -------------------------------------------------
                                   Wade Walker
                                   Senior Vice President - Asset Securitization

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                                INDEX TO EXHIBITS

 Exhibit No.
 -----------

     1.1 Underwriting Agreement dated as of July 24, 2001, by and among FTBNA, the Registrant and FHHLC *

     1.2 Underwriting Agreement dated as of December 20, 2001, by and among SSB, the Registrant and FHHLC **

     10.1 Pooling and Servicing Agreement dated as of January 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Seller and Master Servicer, First Tennessee Bank National Association, as Purchaser, and The Bank of New York, as Trustee



      *         Previously filed with the Commission on August 24, 2001, as
                Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-74467)

      **        Previously filed with the Commission on January 7, 2002, as
                Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-63806)